[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.8.1

FIRST AMENDMENT
TO
SECURITY SERVICES CUSTOMER MASTER SERVICES AGREEMENT

This First Amendment (“Amendment”) is entered into to be effective on November 3, 2017 (the “Amendment Effective Date”) and amends the Security Services Customer Master Services Agreement between Dell USA L.P. (“Dell”), and SecureWorks, Inc. (“SecureWorks”) dated as of July 7, 2015 (the “MSA”), as amended by that certain letter agreement between Dell and SecureWorks dated July 20, 2015 (the “Letter Agreement”) (the MSA and Letter Agreement are referred to together as the “Agreement”). Defined terms used in this Amendment have the same meanings as those in the Agreement unless otherwise defined herein. Except as expressly amended hereby, the provisions of the Agreement are and shall remain in full force and effect.

WHEREAS, SecureWorks agreed under the Agreement to provide certain managed security services and security risk consulting services to Dell at a specified discount off list price; and

WHEREAS, solely with respect to services purchased by Dell for resale to certain customers of NTT DATA Services, LLC and certain affiliates, the parties have agreed to amend the discounted pricing.

NOW THEREFORE, in consideration of the mutual promises and covenants contained in this Amendment, and of other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, Dell and SecureWorks hereby agree to amend the Agreement as follows:

1.	The first paragraph of “Section 2.1 Fees” to the MSA is deleted and replaced in its entirety with the following:

2.1    Fees. MSS Services will be sold and/or licensed, as applicable, at the discount off the list price specified on Exhibit B. For each Service Order, the MSS Services will commence (the “MSS Service Commencement Date”) on the first day in which Spyglass: (a) has established communication with the Equipment (as defined in Section 5); and (b) has verified availability of Customer Data (as defined in Section 6.1) on the Spyglass customer online portal (details and login details of which shall be provided by Spyglass to the Customer) (“Portal”). Spyglass may invoice Customer for such MSS Services provided on or after the MSS Service Commencement Date. Standard-sku Consulting Services will be sold at a [***]% discount off the list price. Pricing for non-standard and customized Consulting Services will be determined by the parties on a case by case basis.

2.	The following exhibit, “Exhibit B”, is hereby inserted at the end of the MSA.

EXHIBIT B

MSS SERVICES PRICING

For the Existing Commitment Customers listed below, MSS Services will be sold and/or licensed, as applicable, at a [***]% discount off the list price; provided, that such pricing will only apply to contractual obligations or binding offers or commitments as of November 2, 2016.

Other MSS Services will be sold and/or licensed, as applicable, at a [***]% discount off the list price.

“Existing Commitment Customers” include the following:
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The parties acknowledge and agree that the above list of Existing Commitment Customers may be further modified by mutual agreement of the parties to the extent such list is not complete and accurate with respect to existing commitments as of November 2, 2016.

IN WITNESS WHEREOF, the Parties agree to the terms and conditions set forth in this Amendment.

Signed for and on behalf of Dell:

Signature: /s/ Janet M. Bawcom

Name: Janet M. Bawcom

Title: Senior Vice President and Assistant Secretary

Date:     (undated)

Signed for and on behalf of SecureWorks:

Signature: /s/ George B. Hanna

Name: George B. Hanna

Title: Chief Legal Officer & Corporate Secretary

Date:     November 28, 2017

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.